UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022 (February 23, 2022)

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

WTC Free Zone

Dr. Luis Bonavita 1294, Of. 1733, Tower II

Montevideo, Uruguay, 11300

(Address of registrant’s principal executive offices) (Zip Code)

+598-2-927-2770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2021 (the “Initial Form 8-K”) by MercadoLibre, Inc. (the “Company”), concerning the decision of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) to select Pistrelli, Henry Martin y Asociados S.R.L., a member firm of Ernst & Young Global Limited (“EY”), as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, and related interim periods, following the completion of the audit services performed by Deloitte & Co S.A. (“Deloitte”) for the fiscal year ending December 31, 2021 and the filing of the Company’s 2021 Annual Report on Form 10-K on February 23, 2022.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

1.	As previously reported in the Initial Form 8-K, on November 2, 2021, the Audit Committee selected EY as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 contingent upon the execution of an engagement letter following completion of EY’s client acceptance procedures. On December 20, 2021, the Company and EY executed that engagement letter.

2.	Deloitte continued as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021. On February 23, 2022, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 with the SEC, Deloitte completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of Deloitte as its independent registered public accounting firm with respect to the audit of the Company’s financial statements ended as of that date.

3.	Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and December 31, 2021, do not contain any adverse opinion or disclaimer of opinion, and they are not qualified or modified as to uncertainty, audit scope, or accounting principles.

4.	During the fiscal years ended December 31, 2020 and December 31, 2021 and the subsequent interim period through February 23, 2022, the effective date of Deloitte’s dismissal, there were (i) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years or interim period and (ii) no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K, except concerning the material weaknesses in the Company’s internal control over financial reporting disclosed in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2020 and September 30, 2020, and reported in Item 9A of Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on December 23, 2020.

5.	In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Deloitte a copy of the disclosures it is making in this Current Report on Form 8-K/A prior to filing with the SEC and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with the above statements. A copy of that letter, dated February 25, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

6.	During the fiscal years ended December 31, 2020, and December 31, 2021, and the subsequent interim period through February 23, 2022, neither the Company nor anyone on its behalf has consulted with EY regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, where either a written report or oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to item 304 of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter of Deloitte & Co S.A. dated February 25, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: February 25, 2022	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Deloitte & Co S.A. dated February 25, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.